Supplement to Your Prospectus

Putnam VT International Growth and Income Fund — Name Change

Effective February 1, 2010, the Putnam VT International Growth and Income Fund will be renamed to the Putnam VT International Value Fund.

This supplement should be retained with the Prospectus for future reference.

HV-7992